Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette May 28, 2026 2026 Bernstein Strategic Decisions Conference Welcome. The Huntington National Bank is Member FDIC. Huntington, Huntington Bank, and the Huntington Brandmark are service marks of Huntington Bancshares Incorporated. ©2026 Huntington Bancshares Incorporated.

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Disclaimer 2 Caution Regarding Forward -Looking Statements The information contained or incorporated by reference in this presentation contains certain forward - looking statements, includi ng, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, estimates, and un cer tainties that are beyond the control of Huntington. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward - looking statements. Forward - looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward - looking statements are intended to be subject to the safe h arbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors w hic h could cause actual results to differ materially from those contained or implied in the forward - looking statements or historical performance: changes in general economic, political, regula tory, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages; instability in global econom ic conditions and geopolitical conditions, including U.S. direct involvement in war and other conflicts, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, res ults of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirement s and costs, such as Federal Deposit Insurance Corporation ("FDIC") special assessments, long -term debt requirements and heightened capital requirements; potential impacts to macroeconomi c conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows o f deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss o f value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; market perceptions of us and banks generally, includin g from the effects of social media; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Re serve System ("Federal Reserve"); volatility and disruptions in global capital, foreign exchange, and credit markets; movements in interest rates; competitive pressures on product pricin g a nd services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our "Fair Play" banking philosophy; introduction of new competitive products, such as stablecoins, and new competitors, such as financial technology companies and other "nontraditional" bank competitors; ch anges in policies and standards for regulatory review of bank mergers; the nature, extent, timing and results of governmental actions, examinations, reviews, reforms, regulations and interpretations, including those related to the Dodd - Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission ("SEC"), the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau, and state - level regulators; the possibility that the anticipated benefits of recent or proposed acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies or as a result of the strength of the economy and competitive factors in the areas where the companies do business; and other fa cto rs that may affect the future results of Huntington. All forward - looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward - looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward - looking stateme nts to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward - looking statements that occur afte r the date the forward - looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington updates one or more forward - looking statements, no inference should be drawn that Huntington will make additional updates with respect to those or other forward - looking statements. As forward - looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. See also the other reports filed with the SEC, including discussions under the “Forward -Looking Statements” and “Risk Factors” of Huntington’s Annual Report on Form 10 -K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10 -Q, including for the quarter ended March 31, 2026, as filed with the SEC and available on its website at www.sec.gov. Use of Non -GAAP Financial Measures This document contains GAAP financial measures and non -GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non -GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconcilia tion to the comparable GAAP financial measure, can be found in this document, the financial supplement, conference call slides, or the Form 8 -K related to this document, all of wh ich can be found in the Investor Relations section of Huntington’s website, http://www.huntington.com.

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2025 Fourth Quarter Earnings Review | Leading National Commercial Businesses Super Regional Bank Positioned for Strong Secular Growth Vision To Be the Leading People - First, Customer - Centered Bank in the Country Comprehensive Set of Payments Solutions Powerhouse Consumer and Regional Banking Franchise in 21 States Proud 160 year history. Accelerating into the future. $285B Assets $189B Loans $223B Deposits Proactive and Robust Risk Management Full Spectrum Wealth Management Platform 3 MM focused Capital Markets full suite solutions, capital raising and advisor services Note: Balances as of period end 3/31/26 Capital Markets Business with Broad Capabilities

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference A Differentiated Model That Wins Across Customers, Colleagues, and Markets (1) https://clearviewpublishing.com/events/the - fourth-annual -wealthbriefing -for-good -awards -2025/#about -top. (2) Newsweek Vault. (3) Coalition Greenwich Voice of Client – 2025 U.S. Commercial Banking Study (4) To view Great Place to Work Certified Companies, visit https://www.greatplacetowork.com/certified -companies A proven model recognized for top-tier culture, customer experience, and operational excellence 4 • We build longstanding, deep and multi -dimensional customer relationships • We integrate expertise and innovative capabilities to make everyday banking simple • We deliver leading bank capabilities through local, empowered, and nationally integrated teams • We earn trust by being consistent and dependable through economic cycles • We compound value by reinvesting in what matters most to our customers How We Win Consumer & Digital 2 years in a row 1 Recognitions Business Banking Best Bank Award 3 Winner: 15 Categories including: - Best Bank for Trust for 3yrs in a row - Best Bank for Overall Satisfaction - Best Bank for Customer Service Top SBA lender 8 of past 9 years Capital Markets Colleagues & Culture - Great Place To Work® 8 years in a row 4 - 4th in Forbes Best Employers for New Grads 2026 2025 STRATEGIC M&A DEAL OF THE YEAR & 2025 USA M&A DEAL OF THE YEAR 2025 PROFESSIONAL SERVICES DEAL OF THE YEAR 2

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Key Messages 5 Focused execution generating robust organic growth2 Powering robust earnings, ROTCE, and TBV growth5 3 Differentiated super regional bank model with multiple growth engines1 Disciplined integrator driving cost and revenue synergies Managing aggregate moderate-to-low risk appetite4

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Top 10 Bank 2026 and Beyond • $189B loan portfolio supported by $223B deposit base 1 • Expand ed geographic core with Cadence partnership, gaining stronger density in attractive high growth MSAs • B ringing full Huntington franchise to broader set of markets and customers • Creating peer leading revenue growth bank • Driving top tier ROTCE Industry Leading Growth 2025 • Delivered continued strong organic loan, deposit and revenue growth • Closed partnership with Veritex • Announced expanded Capital Market capabilities through TM Capital and Janney • Rigorous adherence to aggregate moderate - to- low risk appetite • Added key talent and new specialty verticals • De Novo expansion into NC and SC • Achieved significant revenue synergies across former TCF footprint Position of Strength 2023 - 2024 Built Leading Super-Regional Franchise (1) End of period loan & deposit balances as of March 31, 2026 6 • Added scale across legacy footprint • Effectively integrated TCF and Capstone • Achieved TCF cost synergies by 2Q22 Diversification and Scale 2021 - 2022

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Commercial Bank | National Scope and Capabilities (1) Commercial Bank end of period balances as of March 31, 2026 2) Growth excludes impact of Veritex. Full scope commercial bank with substantial growth momentum 7 FY25 Organic Growth ADB Loans 2: +10% - Commercial & Industrial - Corporate, Specialty Banking - Organic expansion in Texas, North and South Carolina ADB Deposits 2: +18% - Mortgage Servicing Deposits - HOA, Title & Escrow Deposits Commercial Fees: +6% - Commercial Payments: +15% - Capital Markets: +6% Client Relationships Served Nationally Expertise Capital Markets & Advisory Middle Market Treasury Management Asset Finance Corporate & Specialty Commercial Real Estate Leading with Expertise Leading Scale1 Loans $ 84 B Deposits $61B 45% of total 27% of total 17 Specialty Verticals FIG & Fund Finance Healthcare Banking Mortgage Ecosystem Tech & Telecom Asset Finance Payments Embedded TM capabilities Relationship - led deepening Scalable fee generation Capital Markets Scaled syndication capabilities Full -suite advisory & risk management solutions

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Consumer & Regional Bank | Differentiated Local Delivery Model Aligning the whole bank to support customer goals in our local markets 8 Full Scope of Capabilities Delivered Locally in 21 Regions WealthBranch/ATM Treasury/Merchant SBA MortgageCard/Payments 11 14 13 12 15 18 16 21 19 20 10 8 17 7 2 1 3 5 4 6 9 Full scope of capabilities customized for local market Regional President and in -market leadership team with shared P&L accountability Aligned incentives drive coordination between national commercial and local bankers Embedded in local communities with national scale and local decision -making Insurance Auto & RV/Marine Digital National Commercial Capabilities Consumer & SMB Banking Capabilities

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Delivering Robust Loan and Deposit Growth (1) Source: Company Financials. Peers include - CFG, FITB, FHN, KEY, MTB, PNC, RF, TFC, USB, and ZION 9 0.0% 2.1% 8.8% 17.3% 0.0% -2.4% -1.8% 0.9% 2022 2023 2024 2025 Peer Median 1 2nd & 3rd Quartile 0.0% 2.2% 9.8% 14.2% 0.0% -1.0% -1.4% 1.8% 2022 2023 2024 2025 Peer Median 1 2nd & 3rd Quartile Cumulative Organic Growth Rate of Loans (EOP excluding Veritex) Cumulative Organic Growth Rate of Deposits (EOP excluding Veritex) Key Growth Drivers • C&I - led, driven by Corporate & Specialty Verticals and Middle Market • Deepening relationships and expanding wallet share • Significant growth in Distribution and Equipment Finance businesses • Strong contributions from Regional Banking and Indirect Auto • Continued momentum with 1Q26 loan growth of 1.5% (EOP basis, ex CADE) Key Growth Drivers • Diversified growth across consumer and commercial customers • Data driven, targeted customer segmentation powers granular deposit base • Sustaining FY25 Primary Bank Relationship growth in Consumer (+4% ), Business (+7%), and Commercial (+3%) accounts • Launched two deposit -focused verticals • Continued momentum with 1Q26 deposit growth of 2.3% (EOP basis, ex CADE)

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Driving Increasing Fee Income Note: $ in millions. (1) Includes Mortgage Banking, Insurance Income, gain/loss on sale of securities, and other. 10 Noninterest Income By Category $585 $620 $664 $328 $364 $409 $248 $327 $346 $312 $334 $390 $448 $395 $366 FY23 FY24 FY25 Customer Deposit & Loan Fees Wealth & Asset Management Capital Markets & Advisory All Other 1 Payments & Cash Management Total Noninterest Income $2,040 $2,175 $1,921 Payments: 7% CAGR • Adding new capabilities / revenue levers • Benefiting from increased client activity and deeper engagement • Led by Commercial Payments (13% CAGR) Capital Markets: 18% CAGR • Supporting commercial banking activities • Deepening Capstone capabilities & expertise • Leveraging platform to grow new businesses Wealth: 12% CAGR • Leading with advice and guidance • Expanding advisory relationships with focus on planning • +14% AUM and +9% Household CAGR +11% CAGR Across 3 Strategic Segments

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Recent Partner Integrations: Veritex Completed, Cadence On-Track 11 Talent Retention and Colleague Decisions Completed 3Q25 Completed 4Q25 Legal Day 1 Closed Oct. 2025 Closed Feb. 2026 Systems Conversions Converted Jan. 2026 Expected mid - June 2026 Cost Synergies Expect $435M run -rate by 2027 $70M by 2Q26 $365M by 4Q26 Ongoing Revenue Synergies Expect $500M cumulative by 2028

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Maintain Aggregate Moderate-to-Low Risk Appetite All figures as of 3/31/26; (1) Source: Company Financials. Peers include - CFG, FITB, FHN, KEY, MTB, PNC, RF, TFC, USB, and ZION . (2) Cash equals cash and cash equivalents. Coverage includes Contingent Capacity at Federal Reserve & FHLB + Cash & Equivalents. Based on estimate d uninsured deposits as of 3/31/26; peers based on estimated uninsured deposits as 3/31/26. (3) see non -GAAP reconciliation on slide 17 (CET1), AOCI adjustment aligned to the GSIB reporting requirement – inclusion of AOCI adjusted for cash flow hedges on loan portfolio Operating from a position of strength for growth through the cycle 12 0.38% 0.26% Credit Losses NCOs • Disciplined client selection & underwriting • NCOs at the lower end of guidance range • Consistent top -tier CCAR credit stress performance and top - quartile loss coverage vs peers 90% 173% Liquidity Cash + borrowing capacity as % of uninsured deposits2 • Peer leading liquidity • 69% insured deposits, best in peer group • Unmodified LCR 118% 1.57% 1.78% Reserves ACL • Consistently strong reserve coverage • Well positioned through the cycle 9.2% 9.2% 10.6% 10.2% Capital adj. CET13 / CET1 • Robust ROTCE supports significant capital generation • Operating within 9-10% adjusted CET1 target range • 7% TCE supports organic growth Peer Median1 Highlights

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Disciplined Capital Allocation Framework to Compound Shareholder Value See reconciliation (CET1) on slide 17; (1) As of 5/26/26; (2) Non -GAAP Measure AOCI adjustment aligned to the GSIB reporting requirement - inclusion of AOCI adjusted for cash flow hedges on loan portfolio 13 Capital Priorities CET1 Ratio Fund Organic Growth Adj. Target Operating Range 9 -10% AOCI Adj. for Cash Flow Hedges CET1 Adj. 2 1 9.0% 7.3% 8.6% 8.7% 9.2% 2021 2022 2023 2024 2025 10.5% 10.4%10.2% 9.4%9.3% Dividend Yield 1 3.9% Support the Dividend2 $826 $650 $1,476 $907 $911 $916 $938 2021 2022 2023 2024 2025 Programmatic Repurchase Plan • 2026: $550M expected • 2027: $1.1B - $1.2B expected Common Dividends Buybacks Buybacks / Other3

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Revenue Growth and Cost Reengineering Powers Elevated Reinvestment $ in billions; (1) Non -GAAP measure, see reconciliations on slide 18 (Revenue). (2) does not include cost synergies achieved from TCF partnership 14 2019 2021 2023 2025 Strong Revenue Growth… … And Systematic Re - Engineering of Baseline Expenses… 2019 2025 …Create Investment Capacity that Drive Sustainable Competitive Advantage Baseline Expenses Investments Re -engineering of baseline expense has created over 500bps of efficiency • ~350bps to incremental investments • ~150bps to EPS • Baseline expense reduction of ~1.3%/year • Cumulative efficiency gains of >$1.4B to - date 2 Investment / Revenue Ratio 4.7% 8.2% $4.7 $8.2 $0.5 2019 2025 1.8x $8.3 Adjustments Revenue (FTE), Adj. 1 Org Simplification Branch Optimization Vendor Efficiencies ~350bpsIncremental Investment Rate: BPO, Automation, AI & Other

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Flywheel for Value Creation Note: (1) Non-GAAP Measure, see reconciliations on slides 18 (EPS), 19 (ROTCE), and 21 (TBV) 15 Top Tier 2025 Performance Sustainable Competitive Advantage Strong Revenue Growth and Profitability Differentiated Operating Model Expanding Investment Capacity ROTCE / adj. 15.7% / 16.4%1 TBV Growth +19%1 4Q25 YoY EPS / adj. +14% / 16%1 Revenue +11%

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Model Drives Meaningful Shareholder Value Creation Note: (1) Non-GAAP Measure, see reconciliations on slides 18 (EPS), 19 (ROTCE), and 21 (TBV) Robust earnings growth drives top tier returns and increases TBV per share 16 18-19% Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 16.4%1 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 $1.39 $0.06 FY25 FY27E $1.45 1 Robust Earnings Growth Top Quartile ROTCE Building Tangible Book Value $1.90 - 1.93 FY27EFY25 $9.89 1 FY25 FY27E $1.45 1 EPS GAAP Adj.

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference CET1 – AOCI Impact ($ in millions) 2021 2022 2023 2024 2025 1Q26 Common Equity Tier 1 A 12,249 $13,290 $14,212 $15,127 $17,286 $21,160 Add: accumulated other Comprehensive income (loss) (AOCI) (229) (3,096) (2,676) (2,866) (1,904) (2,055) Less: cash flow hedge 152 (113) (363) (267) 27 49 Adjusted Common Equity Tier 1 B 11,868 10,307 11,899 12,528 $15,355 $19,154 Risk Weighted Assets C 131,226 $141,940 138,706 143,664 $166,684 $208,126 Common Equity Tier 1 ratio A/C 9.3% 9.4% 10.2% 10.5% 10.4% 10.2% Adjusted CET1 Ratio B/C 9.0% 7.3% 8.6% 8.7% 9.2% 9.2% AOCI impact adjusted for cash flow hedges on loan portfolio 0.3% 2.1% 1.6% 1.8% 1.2% 1.0% Non-GAAP Reconciliation Common Equity Tier 1 (CET1) 17

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference 18 Non-GAAP Reconciliation Revenue, Earnings Per Share (EPS) ($ in millions) FY25 Total revenue (GAAP) $8,166 FTE adjustment 65 Total revenue (FTE) 8,231 Less: Gain on sale of a portion of corporate trust and custody business 24 Less: Net gain / (loss) on securities (58) Less: Impact of CRTs (13) Total Revenue (FTE), excluding net gain/(loss) on securities, CRTs, and notable items 8,278 EPS ($ in millions, except per share amounts) FY25 Earnings Per Share (GAAP), diluted $1.39 Add: Notable Items, after -tax $91 0.06 Adjusted Earnings Per Share (Non -GAAP) $1.45

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference 19 Non-GAAP Reconciliation Average Tangible Common Equity, ROTCE ($ in millions) FY25 Average common shareholders’ equity $19,241 Less: intangible assets and goodwill 5,740 Add: net tax effect of intangible assets 19 Average tangible common shareholders’ equity A $13,520 Net income available to common $2,087 Add: amortization of intangibles 46 Add: deferred tax (10) Adjusted net income available to common B $2,123 Return on average tangible common shareholders’ equity B/A 15.7% ($ in millions) FY25 Adjusted net income available to common (annualized) B $2,123 Return on average tangible shareholders’ equity 15.7% Add: Notable Items, after tax C 91 Adjusted net income available to common D $2,214 Adjusted return on average tangible common shareholders’ equity D/A 16.4%

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Non-GAAP Reconciliation Operating Leverage 20 ($ in millions) FY25 Total revenue (FTE) $8,231 YoY Growth Rate A 10.7% Less: Net gain / (loss) on securities and gain on sale of a portion of our corporate trust and custody business (34) Total Revenue (FTE), excluding net gain / (loss) on securities and gain on sale of a portion of our corporate trust and custody business 8,265 YoY Growth Rate (Adjusted) B 10.8% Noninterest expense 5,015 YoY Growth Rate C 9.9% Less: Notable Items 144 Noninterest expense, excluding Notable Items 4,871 YoY Growth Rate (Adjusted) D 7.9% Operating Leverage A-C 0.7% Operating Leverage (Adjusted) B -D 2.9%

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 Bernstein Strategic Decisions Conference Non-GAAP Reconciliation Tangible common equity ratio, Tangible book value per share 21 TBV per Share (in millions, except per share amounts) 4Q24 4Q25 YoY Growth Number of common shares outstanding (C) C 1,454 1,568 Tangible book value per share (A/C) A/C $8.33 $9.89 19% Tangible Common Equity Ratio ($ in millions) 4Q24 1Q25 2Q25 3Q25 4Q25 Huntington shareholders’ equity $19,740 $20,434 $20,928 $22,248 $24,342 Less: preferred stock 1,989 1,989 1,989 2,731 2,731 Common shareholders’ equity $17,751 $18,445 $18,939 $19,517 $21,611 Less: goodwill 5,561 5,561 5,561 5,547 5,997 Less: other intangible assets, net of tax 76 67 58 51 115 Tangible common equity (A) A $12,114 $12,817 $13,320 $13,919 $15,499